UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2006
PACKETEER, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-26785	77-0420107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10201 NORTH DE ANZA BLVD.
CUPERTINO, CALIFORNIA 95014
(Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 873-4400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9.01 Financial Statements and Exhibits.
On May 16, 2006,Packeteer, Inc. (“Packeteer) filed a Current Report on Form 8-K to report that, pursuant to the Agreement and Plan of Reorganization (the “Merger Agreement”) dated as of May 8, 2006 by and among Packeteer, Inc. (“Packeteer”), Tacit Networks, Inc. (“Tacit”), Oslo Acquisition Corporation, a wholly-owned subsidiary of Packeteer (the “Merger Subsidiary”) and Vikram Gupta as Stockholders’ Agent, the Merger Subsidiary was merged with and into Tacit (the “Merger”) effective as of May 16, 2006 (the “Effective Time”). This Current Report on Form 8-K/A is being filed to provide the financial statements, interim financial statements and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.
(a) Financial Statements of Businesses Acquired
The required financial statements of Tacit as of and for the years ended December 31, 2005 and 2004, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information
The required pro forma financial information for the nine months ended September 30, 2006 and for the year ended December 31, 2005 is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference.
(d) Exhibits
23.1	Consent of Amper, Politziner & Mattia, P.C with respect to Tacit Networks, Inc.

23.2	Consent of Deloitte & Touche LLP with respect to Tacit Networks, Inc.

99.1	Financial statements of Tacit Networks, Inc. as of and for the years ended December 31, 2005 and 2004

99.2	Condensed unaudited interim financials statements of Tacit Networks, Inc. as of March 31, 2006 and for the three months ended March 31, 2006 and 2005

99.3	Pro forma financial information for the nine months ended September 30, 2006 and for the year ended December 31, 2005

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 11, 2007

Packeteer, Inc.
By:	/s/ David C. Yntema
	Name:	David C. Yntema
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX
23.1	Consent of Amper, Politziner & Mattia, P.C with respect to Tacit Networks, Inc.

23.2	Consent of Deloitte & Touche LLP with respect to Tacit Networks, Inc.

99.1	Financial statements of Tacit Networks, Inc. as of and for the years ended December 31, 2005 and 2004

99.2	Condensed unaudited interim financial statements of Tacit Networks, Inc. as of March 31, 2006 and for the three months ended March 31, 2006 and 2005

99.3	Pro forma financial information for the nine months ended September 30, 2006 and for the year ended December 31, 2005